                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                SWT FINANCE B.V

                       Offer to Exchange all Outstanding
          12 1/2% Senior Subordinated Notes Due 2010 (Non-DTC Held)
                                      for
          12 1/2% Senior Subordinated Notes Due 2010 (Non-DTC Held)
                       which Have Been Registered Under
                          the Securities Act of 1933

             Pursuant to the Prospectus, dated [____________] 2000

--------------------------------------------------------------------------------
         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., LONDON TIME, ON
         [____________], 2000 UNLESS EXTENDED (THE "EXPIRATION DATE").
          TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., LONDON TIME,
                            ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

             Delivery To: Deutsche Bank AG London, Exchange Agent

        By Mail, Hand Delivery or                For Information Call:
           Overnight Carrier:                       [_____________]

         Deutsche Bank AG London             Facsimile Transmission Number:
             Winchester House                       [_____________]
        1 Great Winchester Street
             London EC2N 2DB                       Confirm by Telephone:
             United Kingdom                         [_____________]
  Attention: Corporate Trust & Agency
              Services

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW

     The undersigned acknowledges that he, she or it has received and reviewed this Letter of Transmittal (the "Letter") and the Prospectus, dated [____________] 2000 (the "Prospectus"), of SWT Finance B.V, a company organized under the laws of The Netherlands (the "Company" or the "Issuer"), relating to its offer to exchange up to (Euro)100,000,000 aggregate principal amount of its 12 1/2% Senior Subordinated Notes Due 2010 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 12 1/2% Senior Subordinated Notes Due 2010 (the "Initial Notes") from the registered holders thereof (the "Note Holders"). The Prospectus and this Letter together constitute the Company's offer to exchange (the "Exchange Offer") its New Notes (except those which are to be deposited with a custodian for, and registered in the name of, The Depository Trust Company) for a like principal amount of Initial Notes (except those which have been deposited with a custodian for, and registered in the name of, The Depository Trust Company) from the registered holders thereof (the "Holders").

     For each Initial Note accepted for exchange, the Holder of such Initial Note will receive a New Note having a principal amount equal to that of the surrendered Initial Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Initial Notes. Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid. Initial Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Initial Notes whose Initial Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Initial Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be completed by a Holder of Initial Notes either if certificates are to be forwarded herewith or if a tender of certificates for Initial Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at Euroclear and Clearstream Banking (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Exchanging Book-Entry Notes" section of the Prospectus. Holders of Initial Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Initial Notes pursuant to the procedures established by Euroclear and Clearstream Banking (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Initial Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--How to Tender" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

List below the Initial Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF INITIAL NOTES
-----------------------------------------------------------------------------------------------------
                                                  1                  2                     3
-----------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered         Certificate         Aggregate             Principal
             Holder(s)                        Number(s)*          Principal              Amount
     (Please fill in, if blank)                                   Amount of             Tendered**
                                                               Initial Note(s)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                              Total
-----------------------------------------------------------------------------------------------------

* Need not be completed if Initial Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Initial Notes represented by the Initial Notes indicated in column 2. See Instruction 2. Initial Notes tendered hereby must be in denominations of principal amount of 1,000, as applicable, and any integral multiple thereof. See Instruction 1.

[_] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution______________________________________________

    Account Number_____________________________________________________________

    Transaction Code Number____________________________________________________

[_] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)____________________________________________

    Window Ticket Number (if any)______________________________________________

    Date of Execution of Notice of Guaranteed Delivery_________________________

    Name of Institution Which Guaranteed Delivery______________________________

    If Delivered by Book-Entry Transfer, Complete the Following:

    Account Number_____________________________________________________________

    Transaction Code Number____________________________________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER ENTITLED, PURSUANT TO THE TERMS OF THE
    EXCHANGE AND REGISTRATION RIGHTS AGREEMENT REFERRED TO IN THE PROSPECTUS, TO RECEIVE, AND WISH TO RECEIVE, 10 ADDITIONAL COPIES OF THE

    PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO WITHIN 90 DAYS AFTER THE EXPIRATION DATE.

Name:    ______________________________________________________________________

Address: ______________________________________________________________________


     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges and represents that it will deliver a prospectus meeting the requirements of the Securities Act, in connection with any resale of such New Notes; however, by so acknowledging and representing and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Initial Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Initial Notes, with full power of substitution, among other things, to cause the Initial Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Initial Notes, and to acquire New Notes issuable upon the exchange of such tendered Initial Notes, and that, when such Initial Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents and warrants that any New Notes acquired in exchange for Initial Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Initial Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of Initial Notes or New Notes, that neither the Holder of such Initial Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and that neither the Holder of such Initial Notes nor such other person is acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Initial Notes may be offered for sale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer or an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder's business, at the time of commencement of the Exchange Offer such Holder has no arrangement or understanding with any person to participate in a distribution of such New Notes, and such Holder is not engaged in, and does not intend to engage in, a distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment from the original sale of the Initial Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by certain broker-dealers (as specified in the Registration Rights Agreement referenced in the Prospectus) ("Participating Broker-Dealers") for a period of time, starting on the Expiration Date and ending on the close of business 90 days after the Expiration Date in connection with the sale or transfer of such New Notes. The Company has agreed that, for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to such a broker-dealer which elects to exchange Initial Notes, acquired for its own account as a result of market making or other trading activities, for New Notes pursuant to the Exchange Offer for use in connection with any resale of such New Notes. By accepting the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of New Notes and that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Notes. A broker-dealer that acquired Initial Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Initial Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Initial Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF INITIAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

           -----------------------------------------------------------
                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)

           x _______________________   _____________________, 2000

           x _______________________   _____________________, 2000
              Signature(s) of Owner              Date

           Area Code and Telephone Number_________________________

              If a Holder is tendering an Initial Note, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Initial Note or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

           Name(s)___________________________________________________

           _____________________________________________________
                              (Please Type or Print)

           Capacity:_________________________________________________

           Address:__________________________________________________

           _____________________________________________________

           _____________________________________________________

                                SIGNATURE GUARANTEE
                          (If required by Instruction 3)

           Signature(s) Guaranteed by
           an Eligible Institution:__________________________________
                                         (Authorized Signature)

           __________________________________________________________
                                     (Title)

           __________________________________________________________
                                  (Name and Firm)

           Dated:______________________________________________, 2000

           (Please Complete Accompanying Substitute Form W-9 Herein. See Instruction 5.)

           -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
              SPECIAL ISSUANCE INSTRUCTIONS                                        SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 3, 4 and 6)                                        (See Instructions 3, 4 and 6)
------------------------------------------------------------------------------------------------------------------------------
     To be completed ONLY if certificates for Initial                   To be completed ONLY if certificates for Initial
Notes not exchanged and/or New Notes are to be issued              Notes not exchanged and/or New Notes are to be sent to
in the name of and sent to someone other than the                  someone other than the person or persons whose signature(s)
person or persons whose signature(s) appear(s) on this             appear(s) on this Letter above or to such person or persons
Letter above, or if Initial Notes delivered by book-entry          at an address other than shown in the box entitled
transfer which are not accepted for exchange are to be             "Description of Initial Notes" on this Letter above.
returned by credit to an account maintained at the
Book-Entry Transfer Facility other than the account
indicated above.

Issue: New Notes and/or Initial Notes to:

Name(s)__________________________________________________          Mail: New Notes and/or Initial Notes to:
                   (Please Type or Print)
                                                                   Name(s)____________________________________________________
_________________________________________________________                               (Please Type or Print)
                   (Please Type or Print)
                                                                   ___________________________________________________________
Address__________________________________________________                                (Please Type or Print)

_________________________________________________________

_________________________________________________________          Address____________________________________________________
                      (Zip Code)
                                                                   ___________________________________________________________

_________________________________________________________          ___________________________________________________________
            (Complete Substitute Form W-9)                                                   (Zip Code)

[_] Credit unexchanged Initial Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

_________________________________________________________
              (Book-Entry Transfer Facility
              Account Number, if applicable)

------------------------------------------------------------------------------------------------------------------------------

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR INITIAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., LONDON TIME, ON THE EXPIRATION DATE.

                                 INSTRUCTIONS

    Forming Part of the Terms and Conditions of the Exchange Offer for the
           12 1/2% Senior Subordinated Notes Due 2010 (Non-DTC Held)
                    of SWT Finance B.V in Exchange for the
           12 1/2% Senior Subordinated Notes Due 2010 (Non-DTC Held)
           of SWT Finance B.V, which Have Been Registered Under the
                      Securities Act of 1933, As Amended

1.   Delivery of this Letter and Notes; Guaranteed Delivery Procedures.

     This Letter is to be completed by Holders of Initial Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Exchanging Book-Entry Notes" section of the Prospectus. Certificates for all physically tendered Initial Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Initial Notes tendered hereby must be in denominations of principal amount of (Euro)1,000, as applicable, and any integral multiple thereof.

     Holders whose certificates for Initial Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book entry transfer on a timely basis, may tender their Initial Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--How to Tender" section of the Prospectus. Pursuant to such procedures,
(i) such tender must be made through an Eligible Institution, (ii) prior to 5:00 P.M., [London time], on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Initial Notes and the amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE') trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically-tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically-tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Initial Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Initial Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., London time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to noteholders who tender by book-entry transfer).

     If less than all of the Initial Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Initial Notes to be tendered in the box above entitled "Description of Initial Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Initial Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

     If this Letter is signed by the registered Holder of the Initial Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Initial Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Initial Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered Holder or Holders of the Initial Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Initial Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Initial Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by any member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Initial Notes are tendered: (i) by a registered holder of Initial Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Initial Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter, or (ii) for the account of an Eligible Institution.

4.   Special Issuance and Delivery Instructions.

     Tendering Holders of Initial Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and or substitute certificates evidencing Initial Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Initial Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.   Taxpayer Identification Number.

     Federal income tax law generally requires that a tendering Holder whose Initial Notes are accepted for exchange must provide the Company (as payor), or the Paying Agent designated by the Company to act on its behalf, with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering Holder of New Notes may result in backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt Holders of Initial Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering Holder of Initial Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Initial Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. This form may be obtained from the Exchange Agent. If the Initial Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Issuer.

6.   Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Initial Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Initial Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Initial Notes tendered hereby, or if tendered Initial Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Initial Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes specified in this Letter.

7.   Waiver of Conditions.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.   No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Initial Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Initial Notes nor shall any of them incur any liability for failure to give any such notice.

9.   Mutilated, Lost, Stolen or Destroyed Initial Notes.

     Any Holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  Withdrawal Rights.

     Tenders of Initial Notes of a series may be withdrawn at any time prior to 5:00 P.M., London time, on the Expiration Date with respect to such series.

     For a withdrawal of a tender of Initial Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., London time, on the Expiration Date with respect to such series. Any such notice of withdrawal must (i) specify the name of the person having tendered the Initial Notes to be withdrawn (the "Depositor"), (ii) identify the Initial Notes to be withdrawn (including the principal amount of such Initial Notes), (iii) in the case of Initial Notes tendered by book-entry transfer, specify the number of the account at the Book-Entry Transfer Facility from which the Initial Notes were tendered and specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Initial Notes and otherwise comply with the procedures of such facility, (iv) contain a statement that such Holder is withdrawing its election to have such Initial Notes exchanged, (v) be signed by the Holder in the same manner as the original signature on the Letter by which such Initial Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Initial Notes register the transfer of such Initial Notes in the name of the person withdrawing the tender and (vi) specify the name in which such Initial Notes are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Initial Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Initial Notes so withdrawn are validly retendered. Any Initial Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the tendering Holder thereof without cost to such Holder (or, in the case of Initial Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Exchanging Book-Entry Notes" section of the Prospectus, such Initial Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Initial Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Initial Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., London time, on the Expiration Date with respect to such series of Initial Notes.

11.  Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 5)

         PAYOR'S NAME:  DEUTSCHE BANK LUXEMBOURG S.A., as Paying Agent

-------------------------------------------------------------------------------------------------------------
SUBSTITUTE                      Part 1--PLEASE PROVIDE YOUR
                                TIN IN THE BOX AT RIGHT AND       TIN:________________________________
                                CERTIFY BY SIGNING AND DATING             Social Security Number or
                                BELOW.                                  Employer Identification Number
                                -----------------------------------------------------------------------------
                                Part 2--TIN Applied for  [_]
                                -----------------------------------------------------------------------------
                                CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

Form W-9                        (1)  the number shown on this form is my correct Taxpayer Identification
                                     Number (or I am waiting for a number to be issued to me).
Department of the Treasury      (2)  I am not subject to backup withholding either because: (a) I am exempt
Internal Revenue Service             from backup withholding, or (b) I have not been notified by the Internal
                                     Revenue Service (the "IRS") that I am subject to backup withholding as a
  Payor's Request for                result of a failure to report all interest or dividends, or (c) the IRS
      Taxpayer                       has notified me that I am no longer subject to backup withholding, and
  Identification Number         (3)  any other information provided on this form is true and correct.
     ("TIN") and
    Certification               Signature  ____________________  Date ___________

-------------------------------------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-------------------------------------------------------------------------------------------------------------

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

_______________________________          _______________________
Signature                                Date
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER AND/OR THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER

      IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.